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                                                                   Exhibit 99.5


                               Equitable Utilities
                        Operational and Financial Report
               All Quarters for the year ending December 31, 2000

                                                          Mar 31        Jun 30         Sept 30          Dec 31            YTD
                                                        ---------      --------        --------        ---------      -----------
                OPERATIONAL DATA
Heating degree days
 (normal: M-3,016, J-712, S-120, D-2,120, Y-5,968)         2,572            541             163           2,320            5,596

Residential sales and transportation volume (MMcf)        11,733          3,681           1,963          10,399           27,776
Commercial and industrial volume (MMcf)                   11,541          6,077           5,045           9,858           32,521
                                                        ---------      ---------       ---------       ---------      -----------
     Total throughput (MMcf) - Distribution               23,274          9,758           7,008          20,257           60,297
Total throughput (MMbtu) - Pipeline                       23,233         15,846          18,459          24,154           81,692
Total throughput (MMbtu) - Marketing                      60,469         54,908          54,831          70,714          240,922


Operating Expenses/Net Revenues (%)                        44.65%         78.43%          94.44%          53.06%           60.85%

Earnings Before Interest and Taxes (000's)
     Distribution                                       $ 34,433       $  4,378        $ (2,374)       $ 27,516       $   63,953
     Pipeline                                           $  9,017       $  3,862        $  3,910        $  4,713       $   21,502
     Marketing                                          $  3,710       $  1,414        $    385        $  2,014       $    7,523

Net Revenues - Distribution (000's)
     Residential                                        $ 40,964       $ 18,588        $ 13,551        $ 37,976       $  111,079
     Commercial & Industrial                            $ 18,238       $  8,030        $  4,966        $ 13,169       $   44,403

O&M and SG&A (excluding other taxes)/Customer -
  Distribution                                          $  74.65       $  65.29        $  59.25        $  74.43       $   271.94

Net Revenue/Mmbtu - Marketing                           $ 0.0914       $ 0.0614        $ 0.0403        $ 0.0769       $   0.0687

Capital expenditures (000's)                            $  5,390       $  6,119        $  7,468        $  9,459       $   28,436


           FINANCIAL DATA (Thousands)
Utility Revenues                                        $135,366       $ 54,501        $ 39,062        $148,771       $  377,700
Marketing Revenues                                       173,016        201,083         237,271         398,184        1,009,554
                                                        --------       --------        --------        --------       ----------
     Total Revenues                                      308,382        255,584         276,333         546,955        1,387,254

Purchased Natural Gas Costs                              223,180        210,831         241,762         474,002        1,149,775
                                                        --------       --------        --------        --------       ----------
     Net Revenues                                         85,202         44,753          34,571          72,953          237,479

Operating and maintenance expense                         14,861         14,850          14,837          14,524           59,072
Selling, general and administrative expense               15,505         12,542          10,990          18,207           57,244
Depreciation, depletion and amortization                   7,676          7,707           6,823           5,979           28,185
                                                        --------       --------        --------        --------       ----------
     Total Expenses                                       38,042         35,099          32,650          38,710          144,501
                                                        --------       --------        --------        --------       ----------

Earnings from continuing operations,
   before interest and taxes                            $ 47,160       $  9,654        $  1,921        $ 34,243       $   92,978
                                                        ========       ========        ========        ========       ==========
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